UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 1, 2021

Apache Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-4300	41-1747868
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Post Oak Blvd, Suite 100

Houston, Texas 77056-4400

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (713) 296-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Adoption of Agreement and Plan of Merger and Consummation of Reorganization

On March 1, 2021, Apache Corporation, a Delaware corporation (“Apache”), implemented a holding company reorganization pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of March 1, 2021, among Apache, APA Corporation, a Delaware corporation (“APA”), and APA Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of APA (“Merger Sub”), which resulted in APA becoming the direct parent company of Apache and replacing Apache as the public company trading on the Nasdaq Global Select Market (the “Nasdaq”) (the “Reorganization”).

Pursuant to the Merger Agreement, Merger Sub merged with Apache, with Apache surviving as a direct, wholly-owned subsidiary of APA (the “Merger”). At the effective time of the Merger (the “Effective Time”), each outstanding share of Apache common stock, par value $0.625 per share (“Apache Common Stock”), was automatically converted into one share of common stock, par value $0.625 per share, of APA (“APA Common Stock”), having the same designation, rights, powers, and preferences, and qualifications, limitations, and restrictions as a share of Apache Common Stock immediately prior to the Reorganization. Accordingly, upon consummation of the Reorganization, Apache stockholders automatically became stockholders of APA, on a one-for-one basis, with the same number and ownership percentage of shares of the same class as they held in Apache immediately prior to the Effective Time. The Reorganization is intended to be a tax-free transaction for U.S. federal income tax purposes for Apache stockholders.

The Reorganization was conducted pursuant to Section 251(g) of the General Corporation Law of the State of Delaware (the “DGCL”), which provides for the formation of a holding company without a vote of the stockholders of the constituent corporation. The conversion of stock occurred automatically without an exchange of stock certificates. In addition, at the Effective Time:

•

each unexercised and unexpired stock option then outstanding under any Apache equity compensation plan, whether or not then exercisable, ceased to represent a right to acquire Apache Common Stock and was converted automatically into a right to acquire the same number of shares of APA Common Stock, on the same terms and conditions as were applicable immediately prior to the Effective Time of the Merger, including without limitation, the vesting schedule (without acceleration thereof by virtue of the Reorganization) and the per-share exercise price; and

•

each share of restricted stock and each restricted stock unit (including, deferred stock units) then outstanding under any Apache equity compensation plan that represented or related, as applicable, to Apache Common Stock ceased to represent or relate, as applicable, to Apache Common Stock and was converted automatically to represent or relate, as applicable, to APA Common Stock, on the same terms and conditions as were applicable immediately prior to the Effective Time of the Merger, including, without limitation, the vesting schedule or other lapse restrictions (without acceleration thereof by virtue of the Reorganization).

Following the consummation of the Reorganization, APA Common Stock continues to trade on the Nasdaq on an uninterrupted basis under the ticker symbol “APA” with a new CUSIP number (#03743Q 108). Immediately after the consummation of the Reorganization, APA had, on a consolidated basis, the same assets, businesses, and operations as Apache had immediately prior to the consummation of the Reorganization.

As a result of the Reorganization, APA became the successor issuer to Apache pursuant to Rule 12g-3(a) of the Securities Exchange Act of 1933, as amended (the “Exchange Act”), and as a result, shares of APA Common Stock are deemed registered under Section 12(b) of the Exchange Act as the common stock of the successor issuer.

The foregoing does not purport to be a complete description of the Reorganization and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein.

Assignment by Apache of Stock Incentive Plans, Award Agreements, and Other Agreements and Plans to APA

In connection with the Reorganization, on March 1, 2021, APA and Apache entered into an Assignment and Assumption Agreement (the “Assignment and Assumption Agreement”), pursuant to which, effective as of the Effective Time of the Merger, Apache assigned to APA, and APA assumed, all obligations of Apache under (i) Apache’s employee, director, and executive compensation plans, including Apache’s deferred delivery plan, pursuant to which Apache is obligated to, or may, issue equity securities to its directors, officers, or employees, including any currently-effective amendments thereto and/or restatements thereof (the “Stock Incentive Plans”), (ii) Apache’s equity-based award agreements, programs, sub-plans, notices, and/or similar agreements entered into or issued pursuant to the Stock Incentive Plans, and each outstanding award granted or assumed thereunder (collectively, the “Award Agreements”), and (iii) certain other agreements and plans, including Apache’s income continuance plan, outside directors’ retirement plan, and executive termination policy (the “Other Agreements and Plans” and, collectively with the Stock Incentive Plans and the Award Agreements, the “Assumed Agreements”). At the Effective Time of the Merger, each of the Assumed Agreements was automatically deemed to be amended as necessary to provide that references to Apache in such Assumed Agreement will be read to refer to APA and references to Apache Common Stock in such Assumed Agreement will be read to refer to APA Common Stock.

The foregoing description of the Assignment and Assumption Agreement does not purport to be complete and is qualified in its entirety by reference to the Assignment and Assumption Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Amendments to Apache’s Retirement Plans

Effective March 1, 2021, Apache approved amendments (the “Retirement Amendments”) to the Apache Corporation 401(k) Savings Plan (the “Apache 401(k) Plan”), the Apache Corporation Non-Qualified Retirement/Savings Plan (the “Apache NQ Plan”), and the Apache Corporation Non-Qualified Restorative Retirement Savings Plan (the “Apache NQ Restorative Plan”, and together with the Apache 401(k) Plan and the Apache NQ Plan, the “Apache Retirement Plans”). Following the Reorganization, the executive officers of APA continue to be entitled to participate in the Apache Retirement Plans, which were retained by Apache in the Reorganization. The Retirement Amendments are intended to better align the Apache Retirement Plans with the Reorganization.

The Retirement Amendment to the Apache 401(k) Plan includes replacing the definition of “change of control” in the vesting schedule with a cross reference to such definition in APA’s Income Continuance Plan, as amended and restated March 1, 2021. The description of the Retirement Amendment to the Apache 401(k) Plan is qualified in its entirety by reference to the Retirement Amendment to the Apache 401(k) Plan, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

The Retirement Amendments to the Apache NQ Plan and Apache NQ Restorative Plan include revising the references to Apache in the definition of “Change of Control” in each plan to be read to refer to APA. The description of the Retirement Amendments to the Apache NQ Plan and Apache NQ Restorative Plan is qualified in its entirety by reference to the Retirement Amendments to the Apache NQ Plan and Apache NQ Restorative Plan, copies of which are filed as Exhibits 10.3 and 10.4, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standards; Transfer of Listing.

Following the consummation of the Reorganization, APA Common Stock continues to trade on the Nasdaq on an uninterrupted basis under the ticker symbol “APA”.

The information set forth in Item 1.01 under the heading “Adoption of Agreement and Plan of Merger and Consummation of Reorganization” and in Item 5.03 is hereby incorporated by reference in this Item 3.01.

In connection with the Reorganization, on February 19, 2021, Apache requested that the Nasdaq file with the U.S. Securities and Exchange Commission (the “Commission”) an application on Form 25 to delist the Apache Common Stock from the Nasdaq and deregister the Apache Common Stock under Section 12(b) of the Exchange Act. Apache intends to file a certificate on Form 15 requesting that the Apache Common Stock be deregistered under the Exchange Act and that Apache’s reporting obligations under Section 15(d) of the Exchange Act be suspended (except to the extent of the succession of APA to the Exchange Act Section 12(b) registration and reporting obligations of Apache as described under the heading “Successor Issuer” in Item 8.01 below).

Notwithstanding the proposed deregistration of Apache Common Stock under Section 12(b) of the Exchange Act and suspension of Apache’s reporting obligations under Section 15(d) of the Exchange Act, Apache will continue (until otherwise determined by its board of directors) to make voluntary Exchange Act filings with the Commission, in accordance with the terms of certain of its outstanding indentures.

Item 3.03	Material Modification of Rights of Security Holders.

At the Effective Time of the Merger, each share of Apache Common Stock issued and outstanding immediately prior to the Effective Time automatically converted into a share of APA Common Stock, having the same designations, rights, powers, and preferences and the qualifications, limitations, and restrictions as a share of Apache Common Stock immediately prior to the Effective Time.

The information set forth in Item 1.01 under the heading “Adoption of Agreement and Plan of Merger and Consummation of Reorganization” and in Item 5.03 is hereby incorporated by reference in this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 1.01 under the headings “Assignment by Apache of Stock Incentive Plans, Award Agreements, and Other Agreements and Plans to APA” and “Amendments to Apache’s Retirement Plans” is hereby incorporated by reference in this Item 5.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 1, 2021, upon consummation of the Reorganization, the Restated Certificate of Incorporation of Apache, as amended by the Certificate of Amendment of Restated Certificate of Incorporation of Apache (together, the “Apache Charter”), was amended and restated through the Certificate of Merger to (i) decrease the authorized number of shares of Apache Common Stock from eight hundred sixty million (860,000,000) shares to one thousand (1,000) shares; (ii) remove the authorized number of shares of Preferred Stock; (iii) add a provision, which is required by Section 251(g) of the DGCL, that provides that any act or transaction by or involving Apache, other than the election or removal of directors, that requires for its adoption under the DGCL or the Apache Charter the approval of the stockholders of Apache shall require the approval of the stockholders of APA by the same vote as is required by the DGCL and/or the Apache Charter; and (iv) add and remove provisions as appropriate for a wholly-owned subsidiary.

In addition, the Amended and Restated Bylaws of Apache, dated October 31, 2019, were amended and restated (as amended and restated, the “Apache Bylaws”) to add and remove provisions as appropriate for a wholly-owned subsidiary.

The foregoing descriptions of the amendments to the Apache Charter and Apache Bylaws do not purport to be complete and are qualified in their entirety by reference to the Certificate of Merger and the Apache Bylaws, copies of which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Forward-Looking Statements.

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 of and Section 21E of the Exchange Act. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “continues,” “could,” “estimates,” “expects,” “guidance,”

“may,” “might,” “outlook,” “possibly,” “potential,” “projects,” “prospects,” “should,” “will,” “would,” and similar references to future periods, but the absence of these words does not mean that a statement is not forward-looking. These statements include, but are not limited to, statements about future plans, expectations, and objectives for Apache’s operations, including statements about our capital plans, drilling plans, production expectations, asset sales, and monetizations. While forward-looking statements are based on assumptions and analyses made by us that we believe to be reasonable under the circumstances, whether actual results and developments will meet our expectations and predictions depend on a number of risks and uncertainties which could cause our actual results, performance, and financial condition to differ materially from our expectations. See “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and in our quarterly reports on Form 10-Q filed with the Commission for a discussion of risk factors that affect our business. Any forward-looking statement made by Apache in this Current Report speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. Apache undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future development, or otherwise, except as may be required by law.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of March 1, 2021, by and among Apache Corporation, APA Corporation, and APA Merger Sub, Inc.

3.1	Certificate of Merger, dated March 1, 2021.

3.2	Amended and Restated Bylaws of Apache Corporation, dated March 1, 2021.

10.1	Assignment and Assumption Agreement, dated as of March 1, 2021, by and between APA Corporation and Apache Corporation.

10.2	Amendment to Apache Corporation 401(k) Savings Plan, dated March 1, 2021.

10.3	Amendment to Apache Corporation Non-Qualified Retirement/Savings Plan, dated March 1, 2021.

10.4	Amendment to Apache Corporation Non-Qualified Restorative Retirement Savings Plan, dated March 1, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apache Corporation

By:	/s/ Rajesh Sharma
Name:	Rajesh Sharma
Title:	Corporate Secretary

Date: March 1, 2021